EXHIBIT 10.78


                            Amendment Number One
                           dated January 12, 1998


        This attachment amends and revises that certain Agreement dated September 3, 1996, by and between Carrington Laboratories and Faulding Pharmaceuticals/David Bull Laboratories, ("the Agreement") to now include F.H. Faulding & Co. Limited ACN 007 870 984 trading as Faulding Pharmaceuticals/David Bull Laboratories.

        The parties to the above Agreement desire to expand the Territories under the Agreement to include: Thailand, Vietnam, Singapore, the Philippines, Malaysia and Myanmar.

        This Amendment shall become effective upon its execution by both parties subject to specific agreement on launch dates, pricing revisions, if any, packaging and minimum purchases for each country.

        It is the intent of the parties to agree upon these operational details by no later than June 30, 1998, provided however, country specifics can be extended if mutually agreed upon.

        All   other   terms  and  conditions  of  the  Agreement  remain
   unchanged.

      AGREED AND ACCEPTED BY:    F.H.  FAULDING  &  CO. LIMITED ACN
                                 007  870  984  TRADING AS FAULDING
                                 PHARMACEUTICALS/DAVID BULL LABORATORIES



                                 _________________________________
                                 Name:  Bruce Hewett
                                 Title: General Manager, Pharma ANZ

                                 CARRINGTON LABORATORIES, INC.



                                 _________________________________
                                 Name:  Carlton E. Turner
                                 Title: President & CEO